content="text/html; charset=iso-8859-1"> S.Y. Bancorp Form 8-K re Offering
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SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 1, 2001

S.Y. BANCORP, INC. (Exact name of registrant as specified in its charter)	S.Y. BANCORP CAPITAL TRUST I (Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation)	Delaware (State or other jurisdiction of incorporation or organization)

1-13661 (Commission File Number)	1-13661-01 (Commission File Number)

61-1137529 (IRS Employer Identification No.)	61-1389879 (IRS Employer Identification No.)

1040 East Main Street Louisville, Kentucky 40206 (Address of principal executive offices, including zip code)	1040 East Main Street Louisville, Kentucky 40206 (Address of principal executive offices, including zip code)

(502) 582-2571 (Registrant’s telephone number, including area code)	(502) 582-2571 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)	Not Applicable (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

The following exhibits relating to the 9.00% Cumulative Trust Preferred Securities of S.Y. Bancorp Capital Trust I and the 9.00% Subordinated Debentures due 2031 of S.Y. Bancorp, Inc., which were issued and sold on June 1, 2001, are filed herewith:

	Exhibit Number	Description of Exhibits

	4.1 --	Indenture dated as of June 1, 2001, between S.Y. Bancorp, Inc. and Wilmington Trust Company, as Trustee, relating to the 9.00% Subordinated Debentures due 2031 of S.Y. Bancorp, Inc.

	4.2 --	Amended and Restated Trust Agreement dated as of June 1, 2001, among S.Y. Bancorp, Inc., as Depositor, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein

	4.3 --	Preferred Securities Guarantee Agreement dated as of June 1, 2001, between S.Y. Bancorp, Inc. and Wilmington Trust Company, as Guarantee Trustee

	4.4 --	Agreement as to Expenses and Liabilities, dated as of June 1, 2001, between S.Y. Bancorp, Inc. and S.Y. Bancorp Capital Trust I

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2001

S.Y. BANCORP, INC.

By: /s/ Nancy B. Davis
Nancy B. Davis
Executive Vice President, Treasurer
and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2001

S.Y. BANCORP CAPITAL TRUST I

By: /s/ Nancy B. Davis
Nancy B. Davis
Administrative Trustee

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

4.1 --	Indenture dated as of June 1, 2001, between S.Y. Bancorp, Inc. and Wilmington Trust Company, as Trustee, relating to the 9.00% Subordinated Debentures due 2031 of S.Y. Bancorp, Inc.

4.2 --	Amended and Restated Trust Agreement dated as of June 1, 2001, among S.Y. Bancorp, Inc., as Depositor, Wilmington Trust Company, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein

4.3 --	Preferred Securities Guarantee Agreement dated as of June 1, 2001, between S.Y. Bancorp, Inc. and Wilmington Trust Company, as Guarantee Trustee

4.4 --	Agreement as to Expenses and Liabilities, dated as of June 1, 2001, between S.Y. Bancorp, Inc. and S.Y. Bancorp Capital Trust I